UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328

(Address of principal executive offices, including zip code)

(678) 808-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On April 15, 2008, Transcend Services informed the Company’s independent registered public accounting firm, Habif, Arogeti & Wynne, LLP (“HA&W”) that they would be dismissed effective that date. HA&W had audited the Company’s financial statements for 2007. Miller Ray Houser & Stewart LLP (“MRHS”), which was acquired by HA&W in January 2008, had audited the Company’s financial statements for 2001 through 2006.

On April 15, 2008, our Board of Directors, at the recommendation of the Audit Committee, approved the appointment of Grant Thornton LLP, as the independent registered public accounting firm for the Company.

During our two most recent fiscal years and through April 15, 2008:

(1) the Company did not consult Grant Thornton LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Grant Thornton LLP that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) the Company did not consult Grant Thornton LLP regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions.

The audit reports of HA&W and MRHS on the consolidated financial statements of Transcend Services, Inc. as of and for the years ended December 31, 2007 and 2006, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the years ended December 31, 2007 and 2006 and through the date of this Current Report, there were: (1) no disagreements between the Company and HA&W or MRHS, respectively, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HA&W or MRHS, would have caused HA&W or MRHS to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(l)(v) of Regulation S-K.

ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits.

16.1 Letters to the Securities and Exchange Commission from Habif, Arogeti and Wynne, LLP and Miller Ray Houser & Stewart LLP each dated April 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: April 15, 2008	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial and Accounting Officer)